SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



  Date of report (Date of earliest event reported):  December 8, 2000
                                                     --------------------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


        000-27941                                        87-0591719
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 (Commission File Number                       (IRS Employer Identification No.)


  754 East Technology Avenue, Orem, Utah                      84097
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 (Address of Principal Executive Offices)                  (Zip Code)


                                  801.227.0004
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               (Registrant's Telephone Number, Including Zip Code)


             300 Oceangate, 5th Floor, Long Beach, California 90802
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Items.

         The registrant has been granted a hearing before the NASDAQ, scheduled for January 11, 2001, regarding its appeal of the decision of the Nasdaq staff's decision to delist the registrant's securities from the Nasdaq National Market System, as described in the attached press release issued on December 8, 2000. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements. Not Applicable.
          --------------------

     (b)  Pro Forma Financial Information.  Not Applicable.
          -------------------------------

     (c)  Exhibits.
          --------

             99.1     Netgateway, Inc. press release, dated December 8, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Netgateway, Inc.

Date: December 18, 2000         By: /s/ Frank C. Heyman
      ------------------            -------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer

Exhibit 99.1

                  Netgateway Appoints New CEO and Board Members

Orem, Utah -Dec. 8, 2000 -Netgateway, Inc. (Nasdaq: NGWY - news), a provider of business-to-business and business-to-consumer e-Commerce solutions, today announced that it had filed a request for a hearing in connection with the Nasdaq staff's decision to delist the Company's securities from the Nasdaq National Market System. Netgateway's request will suspend the delisting process pending the outcome of the hearing which has not yet been scheduled. The Company had previously disclosed in its quarterly report on Form 10-Q filed on November 22, 2000 that it had been informed by Nasdaq that its stock did not meet the requirements for continued listing, including the minimum bid price and tangible net assets requirements, and that in response the Company had presented Nasdaq with information on its plan to achieve compliance with these listing requirements.

"We are currently evaluating various alternatives to present to the Nasdaq Listings Qualifications Panel at the hearing and are also planning to apply for a listing on the Nasdaq SmallCap Market," said Keith Freadhoff, Netgateway's Chairman and Chief Executive Officer. Netgateway does not currently meet the requirements for a listing on the Nasdaq SmallCap Market.

Based on the outcome of the hearing, the Company's shares may continue to trade on the Nasdaq National Market, the Company may be granted a further temporary stay of delisting, the Company may qualify to trade on the Nasdaq SmallCap Market, or the shares may be delisted from the Nasdaq National Market. If the shares are delisted, they likely would be quoted on the NASD Over the Counter Electronic Bulletin Board.


About Netgateway

Netgateway enables companies of all sizes to extend their business to the Internet quickly, effectively - with minimal investment. Netgateway develops, hosts, licenses, and supports a wide range of built-to-order B2B, B2E, and B2C applications including enterprise portals, e-Retail, e-Procurement, and e-Marketplace solutions. Netgateway (www.netgateway.com) is located at 754 Technology Ave., Orem, UT 84097.

This press release contains forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of Netgateway and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect the company's operating results, please refer to the company's SEC reports including Netgateway's most recent reports on Form 10-K and Form 10-Q. Additional information is available from Netgateway's Investor Relations department may be obtained by calling or writing. Netgateway (www.netgateway.com) is located at 754 Technology Ave, Orem, Utah, 84097. This is material information only and is not an offer or solicitation to buy or sell securities.

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